UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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Exchange Act of 1934 (Amendment No.         )
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Chicago Bridge & Iron Company N.V.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on April 30, 2014.

Meeting Information
CHICAGO BRIDGE & IRON COMPANY N.V.	Meeting Type:	Annual Meeting
	For holders as of:	March 6, 2014
	Date: April 30, 2014	Time: 2:00 p.m., local time
	Location:	InterContinental Amstel Amsterdam, Professor Tulpplein 1 1018 GX Amsterdam The Netherlands
You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.The proxy statement and annual report to securities holders are available at www.proxyvote.com. You can easily request a paper copy (see reverse side).

CHICAGO BRIDGE & IRON COMPANY N.V. C/O CB&I 2103 RESEARCH FOREST DRIVE THE WOODLANDS, TX 77380	We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

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How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT WITH FORM 10-K
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NOTICE OF AGENDA FOR ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 30, 2014
Voting Items

To the shareholders of: Chicago Bridge & Iron Company N.V.
You are hereby notified that the Annual General Meeting of Shareholders (the "Annual Meeting") of Chicago Bridge & Iron Company N.V. (the "Company") will be held at the InterContinental Amstel Amsterdam, Professor Tulpplein 1, 1018 GX Amsterdam, The Netherlands at 2:00 p.m., local time, on Wednesday, April 30, 2014, for the following purposes:

1.	To elect one member of the Supervisory Board to serve until the Annual Meeting of Shareholders in 2016;
2.	To elect three members of the Supervisory Board to serve until the Annual Meeting of Shareholders in 2017;
3.	To elect one member of the Management Board to serve until the Annual Meeting of Shareholders in 2018;
4.	To approve, by non-binding vote, the compensation of the Company's named executive officers;
5.
To authorize the preparation of our Dutch statutory annual accounts and the annual report of our Management Board in the English language, to discuss our annual report of the Management Board for the year ended December 31, 2013 and to adopt our Dutch statutory annual accounts for the year ended December 31, 2013;

6.	To approve the final dividend for the year ended December 31, 2013 in an amount of $.20 per share, which has previously been paid out to shareholders in the form of interim dividends;
7.	To discharge the sole member of our Management Board from liability in respect of the exercise of its duties during the year ended December 31, 2013;
8.	To discharge the members of our Supervisory Board from liability in respect of the exercise of their duties during the year ended December 31, 2013;
9.	To appoint Ernst & Young LLP as our independent registered public accounting firm, who will audit our accounts for the year ending December 31, 2014;
10.	To approve the Chicago Bridge & Iron 2008 Long-Term Incentive Plan;
11.
To approve the extension of the authority of our Management Board, acting with the approval of the Supervisory Board, to repurchase up to 10% of our issued share capital until October 30, 2015 on the open market, through privately negotiated transactions or in one or more self tender offers for a price per share not less than the nominal value of a share and not higher than 110% of the most recent available (as of the time of repurchase) price of a share on any securities exchange where our shares are traded;

12.
To approve the extension of the authority of our Supervisory Board to issue shares and/or grant rights to acquire our shares (including options to subscribe for shares), never to exceed the number of authorized but unissued shares, and to limit or exclude the preemptive rights of shareholders with respect to the issuance of shares and/or the grant of the right to acquire shares, until April 30, 2019;

13.	To approve the compensation of the members of the Supervisory Board.

Other Agenda Item
To discuss the dividend policy.

Our Dutch statutory annual accounts and the annual report of the Management Board, and our Proxy Statement containing certain information relating to the Annual General Meeting required to be provided to shareholders by Dutch law are available for inspection by shareholders free of charge at our principal executive offices at Prinses Beatrixlaan 35, 2595 AK The Hague, The Netherlands. Copies of these documents can also be obtained free of charge by request to the following address: Prinses Beatrixlaan 35, 2595 AK The Hague, The Netherlands. Shareholders must give written notice to the Management Board of the Company of their intention to attend the Annual Meeting prior to April 28, 2014.

Richard E. Chandler, Jr.
Secretary